VBI VACCINES



VBI-1901: SNO Phase 2a Data & Clinical Update

Jeff Baxter, CEO, and David E. Anderson, Ph.D., CSO

NASDAQ: VBIV

NOVEMBER 19 2020

Forward-Looking Statements

Certain statements in this presentation that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively "forward-looking statements"). The company cautions that such statements involve risks and uncertainties that may materially affect the company's results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the impact of the recent COVID-19 outbreak on our clinical studies, manufacturing, business plan and the global economy; the ability to obtain appropriate or necessary governmental approvals to market potential products, including the approval of Sci-B-Vac® in the U.S., Europe, and Canada following the completion of its recent Phase 3 studies; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the company's ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the company's products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to the company, is set forth in the Company's filings with the Securities and Exchange Commission and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2020, and filed with the Canadian security authorities at sedar.com on March 5, 2020, and may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Clinical Outcomes From Ongoing Phase 1/2a Clinical Study of VBI-1901 in Recurrent GBM Patients

Phase 1 (Part A) : Dose-Escalation Phase – *Recurrent GBM (any # of recurrences)*

Study Arm 1: **Low Dose** *(n=6)*
0.4μg + GM-CSF

VS.

Study Arm 2: **Int. Dose** *(n=6)*
2.0μg + GM-CSF

VS.

Study Arm 3: **High Dose** *(n=6)*
10.0μg + GM-CSF

- Enrollment completed December 2018 (n=18)
- 12-month overall survival (OS) rate of 83% in Vaccine Responders (n=6) vs. 33% in Non-Responders (n=9)
- Vaccine Responders saw a 6.25-month improvement in median OS (14.0 mos) vs. Non-Responders (7.75 mos)
- Tumor responses observed in 3 patients in the high-dose cohort, with evidence of stable disease based on two or more consecutive MRI scans

Phase 2a (Part B) : Extension Phase – *Recurrent GBM (1st recurrent only)*

Study Arm 1: **High Dose** *(n=10)*
10.0μg + GM-CSF

VS.

Study Arm 2: **High Dose** *(n=10)*
10.0μg + GSK's AS01$_B$ Adjuvant

VBI-1901 + GM-CSF:

- Enrollment completed April 2020 (n=10)
- *Tumor Responses* : 2 partial responses + 2 stable disease observed

VBI-1901 + GSK's AS01$_B$ adjuvant:

- Enrollment completed October 2020 (n=10) – data from 9 patients evaluable, with tumor response data pending for 10th patient
- *Tumor Responses* : 5 stable disease observed

Part 2a Tumor Responses

Disease Control Rate = Stable Disease (SD) + Partial Response (PR) + Complete Response (CR)

VBI-1901 10µg + GM-CSF Disease Control Rate : 40% (n=4/10)

Tumor Responses:
- ✓ 2 Partial Response (PRs)
- ✓ 2 Stable Disease (SD)



Change in Tumor Size Over Time
Tumor Size Change Compared to Baseline (%)
1200
1000
800
600
450
400
350
300
250
200
150
100
50
0
-50
-100
0 4 8 12 16 20 24 28 32 36 40 44 48 52
Time (weeks)
03-007
03-012
03-016
04-004
03-014
01-028
03-015 - Stable Disease (SD)
04-002 - Partial Response (PR)
04-005 - SD
04-006 - PR w/ pseudoprogression

VBI-1901 10µg + $AS01_B$ Disease Control Rate : 56% (n=5/9)

Tumor Responses:
- ✓ 5 Stable Disease (SD)

Tumor response data pending for 10th subject



Change in Tumor Size Over Time
Tumor Size Change Compared to Baseline (%)
1500
1200
900
600
500
450
400
350
300
250
200
150
100
50
0
-50
-100
0 4 8 12 16 20 24 28 32
Time (weeks)
01-701
01-703
03-702
04-701 - SD
04-702 - SD w/ pseudoprogression
03-701 - SD w/ pseudoprogression
01-704 - SD
01-702
05-701 - SD w/ pseudoprogression

- No tumor response

AS01$_B$ May be Able to Overcome Deficiencies in Baseline Immunologic Fitness

Tumor responses seen with treatment of VBI-2901 + AS01$_B$ regardless of CD4+/CD8+ ratio biomarker status, previously seen to correlate with tumor responses in VBI-1901 + GM-CSF study arm


GM-CSF Arm
Baseline CD4/CD8 Ratio
CD4+/CD8+ T cell ratio
6
4
2
0
Tumor Progression (n=6)
Tumor Response (n=4)
AS01B Arm
Baseline CD4/CD8 Ratio
CD4+/CD8+ T cell ratio
6
4
2
0
Tumor Progression (n=3)
Tumor Response (n=4)

Conclusions

Summary of Data:

- **9 tumor responses, including 2 partial responses**, seen to-date in both Part B study arms of the ongoing Phase 1/2a clinical study of VBI-1901 in recurrent GBM patients
- **Disease Control Rates (DCR) of 40% and 56%** observed in the VBI-1901 + GM-CSF and VBI-1901 + $AS01_B$ study arms, respectively
- Analyses of baseline biomarkers often predictive of immunologic fitness may indicate GSK's **$AS01_B$ adjuvant system is capable of overcoming deficits in immune function**

Upcoming Milestones & Next Steps:

- **H1 2021:** Additional tumor response data from the VBI-1901 + $AS01_B$ Part B study arm expected

VBI is exploring a randomized, controlled clinical study, including a potential registrational study, for the next phase of development, expected to begin in 2021, subject to approval from regulatory bodies

VBI Vaccines Inc.
222 Third Street, Suite 2241
Cambridge, MA 02142
(617) 830-3031
info@vbivaccines.com